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                                                                    Exhibit 10.5






                           FORM OF SERVICE AGREEMENT


                                     between


                            Westar Industries, Inc.,
                              a Kansas corporation


                                       and


                            Western Resources, Inc.,
                              a Kansas corporation







                           Dated as of [      ], 200_
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                                SERVICE AGREEMENT

                             WESTERN RESOURCES, INC.
                                       and
                             WESTAR INDUSTRIES, INC.

         THIS SERVICE AGREEMENT (together with one or more Exhibits which may be incorporated into this agreement from time to time, the "Agreement") is made and entered into as of this [ ] day of [ ], 200__ by and between WESTERN RESOURCES, INC., a Kansas corporation ("Western"), and WESTAR INDUSTRIES, INC., a Kansas corporation ("Westar").

         WHEREAS, HVOLT Enterprises, Inc., a Delaware corporation ("Parent"), Western, Public Service Company of New Mexico, a New Mexico corporation ("PNM"), HVK, Inc., a Kansas corporation and a wholly owned subsidiary of the Parent and HVNM, Inc., a New Mexico corporation and wholly owned subsidiary of Parent have entered into an Agreement and Plan of Restructuring and Merger, dated as of November 8, 2000, (as the same may be amended from time to time, the "Merger
                                                                      ------
Agreement"); and
---------

         WHEREAS, Westar has requested that Western assist it by providing to Westar and certain of its subsidiaries and affiliates identified in the respective individual Exhibits which may, from time to time, be attached hereto (each such entity a "Client Group Member", and collectively the "Client Group")
                     -------------------                         ------------
the services described in the Exhibits hereto (the "Services"), and Western has
                                                    --------
agreed to provide such Services to Client Group Members, subject to the terms and conditions of this Agreement:

         NOW THEREFORE, for and in consideration of the mutual covenants set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Services. (a) Westar hereby retains Western to cause the Services
            --------
described in Section 1 of each Exhibit to this Agreement to be provided to each
             ---------
Client Group Member (as defined in Section 3 of such respective Exhibit), and
                                   ---------
Western agrees to cause such Services to be provided, subject to the terms and conditions of this Agreement.

                      (b) Westar and Western hereby agree for the benefit
                          of PNM and Parent that no Services will be supplied by Western to Westar or any Distribution Subsidiary (as defined in the Merger Agreement) except pursuant to, and in accordance with, a properly completed Exhibit hereto.

                          (c) Each Exhibit to be entered into hereto shall describe Services to be provided hereunder, and shall provide the same services or other services performed by Western at the date of this Agreement, at the same rates (adjusted as provided therein and as contemplated by Section 2 below), as set forth in the Exhibits pursuant to the P1 Agreement (as defined below). None of the Exhibits entered into pursuant to this Agreement will require Western to perform Services requiring materially greater resources or

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                           personnel than those required for the Services
                           performed by Western at the date of this Agreement.

                           (d) Not later than 30 days prior to the date on which a notice of intent not to renew may be given under the P1 Agreement or any Exhibit thereto, Westar will give notice thereof to Western. Unless Western shall agree in writing otherwise, Westar shall, not later than the last day a notice of intent not of renew may be given, give notice of its intent not to renew such Exhibit.

         2. Payment for Services. (a) In exchange for the Services, Westar shall
            --------------------
cause Western to be paid in accordance with the terms set forth in Section 3 of
                                                                   ---------
each respective Exhibit to this Agreement as may be amended in order to comply with the requirements of the Public Utility Holding Company Act of 1935. Westar shall be solely responsible, without right of reimbursement, for the satisfaction of any tax, other than income tax, imposed by a state or local taxing authority with respect to, or arising out of, the Services provided under this Agreement or payment thereof ("Transaction Taxes")

                           (b) Notwithstanding the provisions of any Exhibit hereto or of the P1 Agreement, (i) payments for Services will not be due or paid for Services which, in Western's usual and customary practices for Services in effect at June 30, 2000 (the "Benchmark
                                                                     ---------
                           Practices"), would not have been charged, and (ii)
                           ---------
                           charges for Services will be in accordance with the Benchmark Practices (including practices relating to escalation) if they result in charges different from those set forth in any Exhibit or the P1 Agreement.

         3. Term and Termination. Services under this Agreement shall be
            --------------------
provided until this Agreement is terminated. This Agreement may be terminated with one year's prior notice, given by the party desiring to terminate this Agreement, on the anniversary of this Agreement, but such notice shall not be given before the first anniversary of the Closing (as defined in the Merger Agreement).

         4. Notices. All notices which are required or may be given pursuant to
            -------
the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by registered or certified mail, return receipt requested, and such notice shall be deemed to be given on the date hand-delivered or on the third day after the date deposited in the United States mail, or other comparable commercial delivery system, with postage or delivery charges thereon prepaid, addressed as follows:


if to Parent or PNM
-------------------

         HVOLT Enterprises, Inc. and
         Public Service Company of New Mexico
         Alvarado Square,
         Albuquerque, NM 87158
         Attention:  Chief Financial Office

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         Fax:        (505) 241-2368

with a copy to

         Winthrop, Stimson, Putnam & Roberts
         One Battery Park Plaza
         New York, New York  10004
         Attention:        Timothy Michael Toy, Esq.
                           Stephen R. Rusmisel, Esq.
         Fax:              (212) 858-1500


if to Westar or Western
-----------------------

         Westar Industries, Inc. and
         Western Resources, Inc.
         818 South Kansas Avenue
         Topeka, KS 66612
                           Western Resources, Inc.:
         Attention:                 Richard D. Terrill, Esq.
                                    Executive Vice President and
                                    General Counsel
                           Westar Industries, Inc.:
         Attention:                 President
         Fax:              (785) 575-1936

with a copy to

         LeBoeuf, Lamb, Greene & MacRae, L.L.P.
         125 West 55th Street
         New York, New York 10019
         Attention:        William S. Lamb, Esq.
                           Benjamin G. Clark, Esq.
         Fax:     (212) 424-8500


         5.   Governing Law. This Agreement shall be governed by and construed
              -------------
according to the internal laws of, and without regard to conflicts of law provisions, the State of Kansas.

         6.   Amendment.  This Agreement may be amended only by a writing
              ---------
executed with the same formality as this Agreement

         7. Contractual Arrangement. It is expressly acknowledged by the parties
            -----------------------
hereto that Western is an independent contractor. Nothing contained herein is intended or shall be construed to create an employer-employee relationship, joint venture or partnership between Western and Westar and/or any Client Group Member. The parties acknowledge and agree that Westar will not withhold from the compensation payable to Western hereunder any sums for income tax,

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employment insurance, workers compensation, Social Security, or any other withholding pursuant to any state or federal law or requirement of any governmental agency.

         8. Limitations on Liability for Work Performed. Western agrees to
            -------------------------------------------
perform the work in a good and workmanlike manner consistent with the customs and practices of the industry providing services substantially similar to the Services. WESTERN EXPRESSLY EXCLUDES ALL OTHER GUARANTEES WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER. WESTERN WILL NOT BE RESPONSIBLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES WITH WESTERN'S SOLE LIABILITY BEING LIMITED TO THE REPAIR AND REASONABLE COSTS OF CORRECTING ANY ERRORS WHICH ARE ATTRIBUTABLE TO THE WORK OF WESTERN, NOT TO EXCEED IN THE AGGREGATE THE AMOUNTS PAID TO WESTERN WITH RESPECT TO THE APPLICABLE EXHIBIT.

         9. Indemnification. Westar shall indemnify and hold Western, its
            ---------------
members, directors, officers, employees, parents, affiliates, subsidiaries and independent contractors ("Indemnitees") harmless against any and all claims, losses, costs, damages, and expenses, including, but not limited to Transaction Taxes and attorney fees, arising out of or in connection with the services provided to each Client Group Member by Western hereunder or from any breach by Western of any provision of this Agreement, or any act, omission or neglect by Western, or any Indemnitee. For purposes of this Section 9, the term "Client Group Member" shall mean and include both Client Group Members hereunder and under the P1 Agreement.

         10. Confidential Information. Western and Westar, on behalf of itself
             ------------------------
and of each Client Group Member agree that any information received by either in connection with this contract, which concerns the confidential personal, financial or other affairs of the other will be treated in full confidence and will not be revealed to any other persons, firms or organizations except as may be required by judicial process, applicable law or regulation.

         11. Entire Agreement; etc. (a) Except as set forth in Section 11(b)
             ---------------------
below, this Agreement contains the entire agreement and understanding between Westar and Western and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Except for those set forth in this Agreement, the parties hereby agree that no obligation or contractual commitment of any kind, other than as specifically set out in this Agreement (or definitive agreement(s) as may be entered into between the parties, if any, including agreements with respect to Additional Services), shall be deemed to exist between the parties with respect to subject matter hereof, and none of Westar, and any Client Group Member, or Western shall be under any legal obligation of any kind whatsoever to enter into any transaction or agreement by virtue of this Agreement.

                           (b) Western and Westar hereby adopt each and every amendment, exhibit, annex or other attachment to the Services Agreement between Western and Protection One, Inc., dated April 1, 1999, as assigned to, and assumed by, Protection One Alarm Monitoring, Inc., on May 19, 2000 (the "P1 Agreement"), in the form attached hereto as Exhibit A, and this Agreement shall be construed and interpreted as if all such amendments, exhibits, annexes and other attachments to the P1 Agreement have been made to,

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                           and have so modified, this Agreement, provided that
                           the term "Westar" shall be deemed to have replaced the terms "Protection One, Inc." (and any abbreviations thereof) and/or " Protection One Alarm Monitoring, Inc." (and any abbreviations thereof) in each such amendment, exhibit, annex or other attachment as attached to the P1 Agreement.

                           (c) Western and Westar shall cooperate in seeking to exclude from this Agreement and the Exhibits hereto at the earliest commercially practicable time the portion of services under the P1 Agreement which are direct home security business services (i.e., monitoring and billing).

         12.  Third Party Beneficiaries.  There are no third party
              -------------------------
beneficiaries, express or implied, intended or unintended, to this Agreement.

         13. Binding Effect and Assignment. This Agreement and the rights and
             -----------------------------
obligations under this Agreement shall not be assignable or transferable by the parties (including by operation of law in connection with a merger, consolidation or sale of all or substantially all the assets of a party) without the prior written consent of the other party hereto, except that Western may assign and transfer its rights and obligations under this Agreement to an affiliate of Western without such written consent; provided any such assignment or transfer shall not release Western Resources of its obligations hereunder. Western will provide prompt notice to Westar of any such assignment and transfer. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

         14.  Prior Negotiations.  This Agreement  supersedes all prior
              ------------------
negotiations and agreements between the parties hereto relative to the transaction contemplated by this Agreement, which contains the entire understanding of the parties hereto.

         15.  Waiver of Breach.  The waiver by any party hereto of a breach of
              ----------------
any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach by any party.

         16. Dispute Resolution. (a) Each of Westar, for itself and each Client
             ------------------
Group Member, and Western hereby agrees that (i) it shall, promptly upon its dispute of a matter arising under this Agreement which may involve a claim(s) against the other, or a Client Group Member, as the case may be, of more than $5,000 or injunctive relief, provide appropriate written notification ("Notice") of such dispute ("Dispute") to such other party(ies), (ii) it will attempt in good faith to resolve the Dispute through meeting(s) and discussions ("Discussions") with the other party(ies) to the Dispute, such Discussions to be held from time to time during the 30 calendar days immediately after the date of the Notice, and (iii) it shall designate in the Notice appropriate senior management to actively participate in the Discussions for the purpose of resolving the Dispute, proposed alternative dates and locations of such meetings, and the nature of the Dispute.

                           (b) Westar, for itself and each Client Group Member, and Western each hereby agree that none of Westar, Western, or any Client Group Member, shall bring a legal action against any Client Group Member, Western, or

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                           Westar, as the case may be, without first having
                           complied with the provisions set forth in this
                           Section 16.

         17. Venue. Any dispute not resolved pursuant to paragraph 16 above, if
             -----
raised in litigation, shall be brought in state or federal court having situs in Shawnee County, Kansas, as the parties agree that venue for all such disputes shall be in Shawnee County, Kansas.

         18.  Invalid Provision.  The invalidity or unenforceability of any
              -----------------
provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

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         19.  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first-above written.

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  WESTERN RESOURCES, INC.                                     WESTAR INDUSTRIES, INC.

  Signature:                                                  Signature:
                -------------------------------------                      -------------------------------------
  By:                                                         By:
         --------------------------------------------                  -----------------------------------------
  Title:                                                      Title:
         --------------------------------------------                  -----------------------------------------
  Date:                                                       Date:
         --------------------------------------------                  -----------------------------------------

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